UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2019
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SPRINT CORPORATION
(Exact name of Registrant as specified in its charter)

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Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (913) 794-1091

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	S	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2019, Sprint Corporation announced its results for the fiscal first quarter ended June 30, 2019. The press release is furnished as Exhibit 99.1, its Quarterly Investor Update is attached as Exhibit 99.2, and the Message from Management is attached as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	Press Release Announcing Results for the Fiscal First Quarter Ended June 30, 2019
99.2	Quarterly Investor Update
99.3	Message from Management

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

Date: August 2, 2019		/s/ Stefan K. Schnopp
	By:	Stefan K. Schnopp
Corporate Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release Announcing Results for the Fiscal First Quarter Ended June 30, 2019
99.2	Quarterly Investor Update
99.3	Message from Management